UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

         Date of report (Date of earliest event reported):  May 27, 2010

Unico American Corporation
 (Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

0-3978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

23251 Mulholland Drive
Woodland Hills, California	91364
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a)	On May 27, 2010, the Company held its Annual Meeting of Stockholders.
(b)
At the meeting, the following persons were elected by the vote indicated as directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.  There were no broker non-votes.

Name	For	Withheld

Erwin Cheldin	3,727,528	577,744
Cary L. Cheldin	3,444,610	860,662
Lester A. Aaron	3,442,231	863,041
George C. Gilpatrick	3,649,128	656,144
Terry L. Kinigstein	3,650,128	655,144
David A. Lewis	4,223,472	81,800
Warren D. Orloff	4,224,851	80,421
Donald B. Urfrig	4,225,851	79,421

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNICO AMERICAN CORPORATION
                                                                (Registrant)

Date: June 1, 2010      By:   /s/ Lester A. Aaron

                                                Name:  Lester A. Aaron
                                                Title:    Chief Financial Officer